EXHIBIT  99.1


June  11,  2005

RE:  Resignation

To  the  Board  of  Directors:

Please  be  aware  that  effective  immediately,  I  will  be resigning as Chief
Executive  Officer  and  Director  for  personal reasons.  Thanks for your time.

Regards,

/s/  Jane  Butel
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Jane  Butel
CEO  &  Director